Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,630,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,852.26
Total Offset Amount	0.00
Net Fee	$ 2,852.26